RYDEX|SGI SERIES FUNDS
A-CLASS AND C-CLASS SHARES SUMMARY PROSPECTUS
August 1, 2011

Fixed Income Funds

Government Long Bond 1.2x Strategy Fund (A-Class: RYABX) (C-Class: RYCGX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), annual report and other information about the Fund online at www.rydex-sgi.com/service/prospectuses_reports.shtml. You can also get this information at no cost by calling 800.820.0888 or by sending an email to: sservices@sg-investors.com. The Fund’s Prospectus and SAI, each dated August 1, 2011, and the Fund’s most recent shareholder report are all incorporated by reference into this Summary Prospectus.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Government Long Bond 1.2x Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the performance of an investment is magnified.

The effect of leverage on the Fund will generally cause the Fund’s performance to not correspond to the performance of the Fund’s benchmark (as defined below) over a period of time greater than one day. This means that the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will likely differ from the return of the Fund’s benchmark for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (e.g., 1.2x) and the cumulative performance of the benchmark (as defined below).

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Fund seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain Rydex|SGI Funds. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 306 of the Prospectus and in the “A-Class Shares – Initial Sales Charges, Reductions, and Waivers” section beginning on page 108 of the Fund’s Statement of Additional Information (the “SAI”).

	A-CLASS	C-CLASS

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.48%	0.47%

Total Annual Fund Operating Expenses	1.23%	1.97%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

A-Class Shares	$594	$847	$1,119	$1,893
C-Class Shares	$300	$618	$1,062	$2,296

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

C-Class Shares	$200	$618	$1,062	$2,296

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1,930% of the average value of its portfolio. However, the Fund’s portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Fund employs as its investment strategy a program of investing in U.S. government securities and derivative instruments, which primarily consist of futures contracts, interest rate swaps, and options on securities and futures contracts. Futures and options contracts, and interest rate swaps, if used properly, may enable the Fund to meet its objective by increasing the Fund’s exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities issued by the U.S. government (and derivatives thereof). Some of the Fund’s U.S. government securities, or cash equivalents, will be used to collateralize its derivative positions. The Fund also may invest in zero coupon U.S. Treasury bonds. Certain of the Fund’s derivative investments may be traded in the over-the-counter (“OTC”) market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Active Trading Risk – Active trading, also called “high portfolio turnover,” may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund’s ability to achieve its investment objective.

Correlation and Compounding Risk – A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Long Treasury Bond has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the performance of the Long Treasury Bond times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged benchmark fund. In general, particularly during periods of higher benchmark volatility, compounding will cause longer-term results to be more or less than the return of the Fund’s benchmark. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) the performance of the Long Treasury Bond; (b) volatility of the Long Treasury Bond; (c) financing rates associated with leverage; (d) other Fund expenses; and (e) period of time. The chart below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the chart assumes: (a) no Fund expenses; and (b) a cost of leverage of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than 120% of the performance of the Long Treasury Bond; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than 120% of the performance of the Long Treasury Bond.

Index Performance		Annualized Volatility
1x	1.2x	10%	25%	50%	75%	100%

-60%	-72%	-67%	-67%	-68%	-69%	-71%

-50%	-60%	-57%	-57%	-58%	-60%	-62%

-40%	-48%	-46%	-46%	-48%	-49%	-51%

-30%	-36%	-35%	-35%	-37%	-39%	-42%

-20%	-24%	-24%	-25%	-25%	-28%	-32%

-10%	-12%	-12%	-13%	-15%	-18%	-22%

0%	0%	0%	0%	-3%	-6%	-12%

10%	12%	12%	11%	9%	5%	-1%

20%	24%	24%	24%	20%	18%	11%

30%	36%	37%	36%	32%	28%	21%

40%	48%	49%	48%	45%	40%	32%

50%	60%	62%	61%	58%	53%	43%

60%	72%	76%	75%	71%	65%	56%

The Long Treasury Bond’s annualized historical volatility rate for the five year period ended June 30, 2011 is 16.61%. The Long Treasury Bond’s highest one-year volatility rate during the five year period is 25.15%. The Long Treasury Bond’s annualized performance for the five year period ended June 30, 2011 is 6.66%.

The historical volatility and performance of the Long Treasury Bond are not indications of what the Long Treasury Bond volatility and performance will be in the future.

Counterparty Credit Risk – The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements also may be considered to be illiquid.

Derivatives Risk – The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk.

Early Closing Risk – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

Fixed Income Risk – The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund’s investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

Leveraging Risk – The Fund achieves leveraged exposure to the Long Treasury Bond through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since the Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the Long Treasury Bond. Leverage also will have the effect of magnifying tracking error.

Liquidity Risk – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

Market Risk – The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money.

Non-Diversification Risk – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC Trading Risk – Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Passive Investment Risk – The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.

Tracking Error Risk – The Advisor may not be able to cause the Fund’s performance to correspond to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Long Treasury Bond, rounding of share prices, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.

Trading Halt Risk – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions but do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

The performance information shown below for C-Class Shares is based on a calendar year. The year-to-date return for the period from January 1, 2011 through June 30, 2011 is 1.18%.

Highest Quarter Return (quarter ended 12/31/2008) 41.17%	Lowest Quarter Return (quarter ended 3/31/2009) -16.35%

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2010)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past	Past	Since Inception
A-CLASS SHARES	1 Year	5 Years	(3/31/2004)

Return Before Taxes	5.02%	2.77%	3.54%
Return After Taxes on Distributions	4.01%	1.65%	2.39%
Return After Taxes on Distributions and Sale of Fund Shares	3.27%	1.70%	2.34%
Barclays Capital Long Treasury Bond Index (reflects no deduction for fees, expenses or taxes)	9.38%	5.73%	5.54%

	Past	Past	Since Inception
C-CLASS SHARES	1 Year	5 Years	(5/2/2001)

Return Before Taxes	8.39%	2.95%	5.09%
Return After Taxes on Distributions	7.61%	2.10%	4.10%
Return After Taxes on Distributions and Sale of Fund Shares	5.46%	2.01%	3.80%
Barclays Capital Long Treasury Bond Index (reflects no deduction for fees, expenses or taxes)	9.38%	5.73%	6.87%

MANAGEMENT

INVESTMENT ADVISOR – Security Investors, LLC, which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•	Michael P. Byrum, CFA, Senior Vice President of Rydex Investments. Mr. Byrum has been associated with Rydex Investments since 1993.

•	Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Investments since 2000.

•	Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Investments since 2004.

PURCHASE AND SALE OF FUND SHARES – The minimum initial investment amounts for A-Class Shares or C-Class Shares accounts held through a third party (e.g., a brokerage account) are:

•	$1,000 for retirement accounts

•	$2,500 for all other accounts

Accounts opened through a financial intermediary will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).

Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.

TAX INFORMATION – Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES – If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

P.O. BOX 758567
TOPEKA, KS 66675-8567
800.820.0888
www.rydex-sgi.com

SUMGLBXAC-0811x0812